Chambers Street™

Investor Presentation

May 2014


445
AirTech Pkwy
2004 - 2014
10th
ANNIVERSARY

Chambers Street™

Forward Looking Statements

This presentation may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving and maintaining corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other of our documents that are on file with or furnished to the SEC. Any forward looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.

The Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Credit ratings may not reflect the potential impact of risks relating to our structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency's rating should be evaluated independently of any other agency's rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Note: Unless otherwise noted, the information in this presentation represents our portfolio as of March 31, 2014 and includes our consolidated and unconsolidated properties with square feet included at 100% and dollar amounts included at our 80% pro rata share for our Duke, European & UK joint ventures.

Company Highlights




2400

High quality net lease focused industrial and office portfolio

Diversified tenant base with strong credit profile and stable occupancy

Well-supported monthly dividend

Conservative balance sheet with growth-oriented capital structure

Experienced management team and shareholder-aligned corporate governance

Chambers Street™

First Quarter 2014 Highlights

Earnings (1)

- FFO of $0.17 per diluted share, or $39.2 million
  - Increase of $0.02 and $0.01 per diluted share as compared to Q4 2013 and Q1 2013, respectively
- Core FFO of $0.17 per diluted share, or $39.6 million
  - Unchanged from Q4 2013 and an increase of $0.01 per diluted share as compared to Q1 2013
- AFFO of $0.16 per diluted share, or $39.0 million
  - Increase of $0.02 and $0.01 per diluted share as compared to Q4 2013 and Q1 2013, respectively

Acquisitions & Dispositions

- Acquired one fully leased 622,440 square foot single tenant industrial property in Indianapolis, Indiana for $30.2 million
- Sold one multi-tenant office property located in Chicago, Illinois for $10.5 million

Operating

- Leased 827,741 rentable square feet comprised of 527,251 rentable square feet of renewals and 300,490 rentable square feet of new leases
- The portfolio was 96.1% leased as of March 31, 2014

Credit Ratings

- Obtained an investment grade rating of BBB- from Standard & Poor's in January 2014
- Obtained an investment grade rating of Baa3 from Moody's in December 2013

(1) See Non-GAAP supplemental financial measures: FFO, Core FFO and AFFO in our quarterly report on Form 10-Q for the period ended 3/31/14.

Chambers Street™

Track Record of Disciplined Growth

$3.4 billion portfolio primarily consisting of net lease industrial and office properties

Total Portfolio Size



$4,000
3,200
2,400
1,600
800
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
3/31/14

Note: $ in millions. Total Portfolio Size is based on cumulative acquisition cost.

High Quality Portfolio

	Industrial	Office	Total
# of Properties	73	55	128
Net Rentable Square Feet (mm)	26.9	8.7	35.6
% of Total QTD NOI	38.2%	61.8%	100.0%
% Triple Net Single-Tenant (1)	92.8%	65.8%	76.1%
Average Age (years) (2)	8	13	11
% Leased (3)	95.8%	96.9%	96.1%
Remaining Lease Term (years) (2)	7.1	6.7	6.8


amazon.de
amazon.de





Note: Does not include one retail property currently being marketed for disposition.
(1) Weighted by QTD NOI. See Non-GAAP supplemental financial measures: NOI in our quarterly report on Form 10-Q for the period ended 3/31/14. (2) Average weighted by Approximate Total Acquisition Cost. (3) Weighted by rentable square feet.

Domestic Portfolio:
114 Properties in 20 States


Minneapolis
Chicago
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Baltimore
Washington, DC Metro
Denver
Kansas City
Indianapolis
Columbus
Cincinnati
East Bay
Nashville
Winston-Salem
Charlotte
Raleigh
Spartanburg
Atlanta
Charleston
Los Angeles
San Diego
Phoenix
Dallas
Houston
Jacksonville
Orlando
Tampa
Fort Lauderdale
Chambers Street properties
Chambers Street offices

European Portfolio:
14 Properties in 3 Countries

- Approximately 11.1% of total portfolio (1)
- Strategically located in Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties
  - ➢ 5.8 year weighted average age (1)

Property Type	# of Properties	Amount (2)	% of European Portfolio
Industrial	12	$312.6	85.4%
Office	2	53.4	14.6%
Total	14	$366.0	100.0%
Debt		123.1	33.6%
Equity		$242.9	66.4%


EUROPE
United Kingdom
South Normanton
Coventry
Rugby
Reading
Northampton
Lille
France
Hamburg
Bremen
Germany
Rhine-Ruhr
Frankfurt
Munich
Chambers Street properties

Note: Does not include one retail property currently being marketed for disposition.
(1) By acquisition cost.
(2) $ in millions, based on acquisition cost.

Chambers Street™

Geographic Diversification

Strong presence across the United States as well as in France, Germany and the UK

Top 5 markets represent less than 46% of the portfolio

No market represents more than 16% of the portfolio



New Jersey Including NYC Metro 15.1%
Florida 9.0%
Texas 8.3%
Germany 6.6%
Ohio 6.3%
South Carolina 5.7%
Virginia 5.6%
Arizona 5.4%
California 4.4%
Minnesota 4.3%
United Kingdom 4.3%
Other 25.0%

Note: Based on acquisition cost.

Tenant Industry Diversification

Nationally recognized tenants in 24 distinct industries

Attractive mix of growth industries including Internet Retail and Logistics & Distribution

Limited concentration – no industry represents more than 14% of annualized base rent



Financial Services 13.2%
Pharmaceutical and Healthcare Realted 11.4%
Consumer Products 10.7%
Internet Retail 9.6%
Defense and Aerospace 5.8%
Logistics Distribution 4.7%
Telecommunications 4.6%
Insurance 4.0%
Government 3.9%
Education 3.5%
Business Service 3.4%
Other 25.2%

Note: Based on annualized base rent.

Tenant Credit Ratings

High-quality, creditworthy tenant base

More than 54% investment grade rated


Not Rated
34.2%
Investment Grade
54.3%
Non-
Investment
Grade
11.5%

Note: Based on credit ratings of our tenants, their guarantors, or their parent companies. Percentages weighted by Annualized Base Rent.

High-Quality Tenants

Raytheon

amazon

THE CLOROX COMPANY

Whirlpool Home Appliances

JPMorgan Chase & Co.

COMCAST

ConAgra Foods
Food you love

LORD ABBETT

Deloitte.

Eisai

Chambers Street™

Highly-Diversified Tenant Base

Top 15 tenants represent only 43% of total annualized base rent

	Top Tenants	# of Properties	Credit Rating (1) S&P	Credit Rating (1) Moody's	Annualized Base Rent (2)	% ABR	Cumulative % ABR
1	Amazon.com	6	AA-	Baa1	$25,956	9.6%	9.6%
2	Barclay's Capital	1	A	A2	12,278	4.5%	14.2%
3	General Services Admin	4	AA+	Aa1	10,515	3.9%	18.0%
4	Raytheon Company	1	A-	A3	10,300	3.8%	21.9%
5	Lord Abbett & Co.	1	-	-	6,125	2.3%	24.1%
6	JP Morgan Chase	1	A	A3	6,093	2.3%	26.4%
7	Nuance Communications	1	BB-	Ba3	5,753	2.1%	28.5%
8	Endo Health Solutions Inc.	1	BB-	Ba3	5,717	2.1%	30.6%
9	Eisai	1	-	-	5,189	1.9%	32.6%
10	Comcast	1	A-	A3	5,073	1.9%	34.4%
11	PPD Development	3	B	B3	4,893	1.8%	36.2%
12	Deloitte LLP	1	-	-	4,740	1.8%	38.0%
13	The Coleman Company, Inc. (Jarden Inc.)	1	BB	Ba3	4,683	1.7%	39.7%
14	Barr Laboratories (Teva Pharmaceutical)	1	A-	A3	4,489	1.7%	41.4%
15	Clorox International	1	BBB+	Baa1	4,396	1.6%	43.0%
	Other (203 tenants)				153,887	57.0%	100.0%
	Total				**$270,087**	**100.0%**	

Note: $ in thousands. (1) Credit ratings of our tenants, their guarantors, or their parent companies. (2) Annualized Base Rent for each lease equals, 12 times the monthly cash base rent due as of March 31, 2014, or (ii) for any lease still in an initial free or reduced rent period as of March 31, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.

Scheduled Lease Expirations

**Well laddered lease expiration schedule –
Over 6.8 years weighted average remaining term**

Scheduled Rental Increases

	% of Total Annualized Base Rent
Fixed Rental Increases (1)	81.0%
Indexed Rental Increases (2)	16.0%
Constant Rent	3.0%



80%
70
60
50
40
30
20
10
1.5%
2.9%
11.6%
5.9%
10.0%
13.2%
54.9%
2014(3)
2015
2016
2017
2018
2019
Thereafter

Note: Scheduled lease expirations as a percentage of total expiring base rent. (1) Includes certain leases that were subject to historical rent increases. (2) Indexed rental increases are generally based upon inflation or market rents. (3) Includes only the last 9 months of 2014.

Historical Occupancy

Occupancy has averaged 96% on cost weighted basis since the end of 2009



100%
96
92
88
84
96% on a cost weighted average
95% on a square foot weighted average
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Square Feet-Average Occupancy
Cost-Weighted Average Occupancy

Chambers Street™

Industrial Portfolio: Representative Investments

Millers Ferry Road – Dallas, TX


Whirlpool

Acquisition Cost (Date)	$40.4 MM (Jun. 2011)
SF / Leased	1,022,000 / 100%
Tenant	Whirlpool (S&P: BBB)

Langenbach – Munich, Germany


DSV

Acquisition Cost (Date)	$18.5 MM (Oct. 2010)
SF / Leased	225,000 / 100%
Tenant	DSV

Midwest Commerce Center – Kansas City, KS


Coleman

Acquisition Cost (Date)	$63.0 MM (Aug. 2012)
SF / Leased	1,107,000 / 100%
Tenant	The Coleman Company (S&P: BB)

Buckeye Logistics Center – Phoenix, AZ


amazon.com

Acquisition Cost (Date)	$52.8 MM (May 2009)
SF / Leased	1,009,351 / 100%
Tenant	Amazon (S&P: AA-)

All Points Midwest – Indianapolis, IN



Acquisition Cost (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,000 / 100%
Tenant	Prime Distribution

140 Depot Street – Boston, MA


BEST BUY

Acquisition Cost (Date)	$19.0 MM (Jul. 2009)
SF / Leased	238,370 / 100%
Tenant	Best Buy (S&P: BB)

Note: Credit ratings are for our tenant, its guarantor or its parent company.

Industrial Portfolio: Near Major Logistics Corridors



UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Denver
Kansas City
Indianapolis
Columbus
Cincinnati
Baltimore
Charlotte
Winston-Salem
Spartanburg
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Savannah
Houston
Jacksonville
Tampa
United Kingdom
Hamburg
Nottingham
Bremen
Northampton
Rugby
Germany
Felixstowe
Rotterdam
Rhine-Rur
Lille
Frankfurt
Munich
France
Chambers Street industrial properties
Major ports
Intermodal facilities
Major rail & freight corridors

Industrial Portfolio: Benefitting from Growth in E-Commerce


E-Commerce Sales as % of Total Sales
7%
6
5
4
3
2
1
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2005
2006
2007
2008
2009
2010
2011
2012
2013




BEST BUY


amazon


Coleman


amazon.de
amazon.de

Source: US Census Bureau.

Chambers Street™

Office Portfolio: Representative Investments

Crest Ridge Corporate Center – Minneapolis, MN


syngenta

Acquisition Cost (Date)	$28.1 MM (Aug. 2009)
SF / Leased	116,338 / 100%
Tenant	Syngenta (S&P: A+)

5160 Hacienda Drive – East Bay, CA


CARL ZEISS MEDITEC

Acquisition Cost (Date)	$38.5 MM (Apr. 2010)
SF / Leased	201,620 / 100%
Tenant	Carl Zeiss Meditec

100 Kimball Drive – Northern NJ



Acquisition Cost (Date)	$60.3 MM (Dec. 2010)
SF / Leased	175,00 / 100%
Tenant	Deloitte LLP

Weston Pointe IV – Fort Lauderdale, FL



Acquisition Cost (Date)	$22.6 MM (Mar. 2011)
SF / Leased	96,175 / 100%
Major Tenant	U.S. General Services Administration (S&P: AA+)

Pacific Corporate Park – DC Metro


Raytheon

Acquisition Cost (Date)	$144.5 MM (Nov. 2010)
SF / Leased	696,387 / 100%
Major Tenant	Raytheon (S&P: A-)

The Atrium I – Columbus, OH


Nationwide

Acquisition Cost (Date)	$45.1 MM (Mar. 2013)
SF / Leased	315,102 / 100%
Major Tenant	Nationwide Mutual Insurance (S&P: A+)

Note: Credit ratings are for our tenant, its guarantor or its parent company.

Office Portfolio: Near Major Population Centers


UNITED STATES
EUROPE
Minneapolis
Chicago
Columbus
Cincinatti
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Washington, DC Metro
East Bay
San Diego
Phoenix
Dallas
Houston
Nashville
Raleigh
Atlanta
Orlando
Tampa
Fort Lauderdale
United Kingdom
Coventry
Reading
Chambers Street office properties
Major MSA population centers

Source: US Census Bureau, Eurostat.

Growth Drivers: Leasing

- At the end of 1Q 2014, our overall portfolio was 96.1% leased
  - Less than 2.1 million square feet is scheduled to expire in each of the next four years, through 2017
- During the quarter, Chambers Street successfully executed leases totaling 827,741 rentable square feet
  - Approximately 527,251 rentable square feet of renewals or extensions with existing tenants
  - 300,490 rentable square feet of leasing to new tenants
- During 2013, Chambers Street executed leases totaling over 3.6 million square feet, including
  - Approximately 2.4 million square feet of renewals or extensions with existing tenants
  - Over 1.1 million square feet of leasing to new tenants


West Point Trade Ctr – Jacksonville, FL
CSX


Union Cross I – Winston-Salem, NC

Growth Drivers:
Industrial Acquisitions

Investment Criteria

- Near major logistics corridors
  - Convenient to highway access, regional distribution, intermodal or port transport
- Predominantly single-tenant
  - Investment grade or creditworthy tenants with long-term triple-net leases
  - Potential for properties with multiple large tenants
- Markets:
  - Primary and secondary distribution markets in the U.S., France, Germany and the UK

- During 1Q 2014, Chambers Street acquired one fully leased 622,440 square foot single tenant industrial property in Indianapolis, Indiana for $30.2 million
- During 2013, Chambers Street acquired 5 properties for a total purchase price of $129.8 million
  - A 156,800 square foot single-tenant industrial property located in Spartanburg, SC
  - Remaining 20% interest in a 820,384 square foot single-tenant industrial property located in Phoenix, AZ. (1)
  - A 320,463 square foot single-tenant industrial property located in Bremen, Germany (2)
  - A 442,816 square foot multi-tenant industrial property located in Frankfurt, Germany (2)
  - A 844,332 square foot single-tenant industrial property located in Lille, France (2)

Goodyear Crossing II – Phoenix, AZ


16920
amazon

445 Airtech Pkwy – Indianapolis, IN


445

(1) Previously held in our joint venture with Duke Realty.
(2) Acquired by our European JV, in which we own an 80% interest.

Growth Drivers: Office Acquisitions

Investment Criteria

- Generally larger class A office buildings/complexes
  - Locations favorable for large corporate users
  - Efficient floor plates, convertible to multi-tenant use
  - Mission-critical locations
- Predominantly single-tenant
  - Potential for properties with multiple large tenants
- Markets:
  - Focus on primary office markets, select stronger secondary office markets with significant corporate presence

- In 2013, Chambers Street completed approximately $216.8 million in office property acquisitions (1)
  - Acquired remaining 20% interest in 16 office properties, totaling approximately 2.5 million square feet, for $85.1 million (2)
  - Acquired a 226,822 square foot single-tenant office property located in Dallas for $49.5 million

Norman Pointe II – Minneapolis, MN



Carpenter Corporate Center I & II – Dallas, TX



(1) Includes completion of $82.2 million 1400 Atwater Drive build-to-suit development described on slide 23.
(2) Previously held in the our joint venture with Duke Realty.

Growth Drivers: Expansions & Build-to-Suits

Chambers Street™

Expansions

- Strong relationships with existing tenants allows Chambers Street to capitalize on expansion opportunities
  - Produce attractive returns on incremental capital investment
- Chambers Street recently expanded its Fairforest IV industrial property in Spartanburg, SC from 100,606 square feet to 190,606 square feet
  - 100% triple net lease to a subsidiary of Sally Beauty Holdings, Inc.
- Demonstrates proactive asset management and the ability to meet our tenants' needs on an attractive economic basis to Chambers Street

Fairforest IV – Charleston, SC


DAVIDSON
310

Build-to-Suits

- Intend to continue to selectively pursue build-to-suit development projects
- Projects will focus on opportunities with attractive initial yields and long-term triple net leases to credit tenants
- Ability to source built-to-suit projects from large tenant base and developer relationships
- During 2013, completed 299,809 square foot corporate headquarters, 100% leased on a triple net basis to a subsidiary of Endo Health Solutions (S&P: BB-) for 12 years, for a total cost of $82.2 million

1400 Atwater Drive – Philadelphia, PA


endo

First Quarter 2014 Financial Highlights

Chambers Street has a well-supported monthly dividend

Core FFO/Share [(1)]	$0.17
AFFO/Share [(1)]	$0.16
Declared Distributions/Share	$0.126
Core FFO Payout Ratio	75%
AFFO Payout Ratio	77%

(1) See Non-GAAP supplemental financial measures: FFO, Core FFO and AFFO in our quarterly report on Form 10-Q for the period ended 3/31/14.

Balance Sheet
Positioned to Support Growth

Maintaining modest leverage as an investment grade rated, primarily unsecured borrower



Unsecured Credit Facility 5.0%
Unsecured Term Loans 16.7%
Equity 54.0%
Secured Debt 24.3%

	3/31/14
Share Price (1)	$7.77
Shares	237,010
Total Equity	$1,841,571
Secured Debt	$828,028
Unsecured Term Loans	570,000
Unsecured Credit Facility	170,044
Total Pro Rata Debt	$1,568,072
Total Capitalization	$3,409,643
Cash	(44,565)
Enterprise Value	$3,365,078
Net Debt / Annualized EBITDA	6.9x
Debt / Total Capitalization	46.0%
Net Debt / Enterprise Value	45.3%

Credit Ratings

Standard & Poor's: BBB- (stable) Moody's: Baa3 (stable)

Note: Amounts in thousands, except per share figures.
(1) Closing share price on the NYSE on 3/31/2014.

Scheduled Debt Maturities

Well laddered debt maturity schedule –
Approximately 5 years of weighted average remaining term

	Amount	Interest Rate (1)(2)	Remaining Term (1)(3)
Fixed Interest Rate	$1,398	4.14%	4.95
Floating Interest Rate	170	1.46%	3.79
Total	$1,568	3.85%	4.93



$1,600
1,400
1,200
1,000
800
600
400
200
$48
$150
$135
$117
$570
$170
$378
2014(4)
2015
2016
2017
Thereafter
Secured Debt
Unsecured Credit Facility
Unsecured Term Debt

Note: $ in millions. (1) Weighted average. (2) The $850 million unsecured revolving credit facility is also subject to a facility fee of 0.30% per annum. (3) In years. (4) Includes only the last 9 months of 2014.

Chambers Street™

Highly Experienced Management

Led by a team with deep public and private commercial real estate experience



Jack Cuneo
Founder, President and CEO

- President and CEO, Chambers Street Properties, since '04
- Chairman, Chambers Street Properties, '09 - '12
- President, CEO for CBRE Advisors, '04 -'12
- Executive Managing Director, CBRE Global Investors, '03 -'12
- Managing Director, Merrill Lynch Global Real Estate and Hospitality Group, '00 -'02
- Chairman, CEO, Merrill Lynch Hubbard, '97 -'00



Philip Kianka
EVP - Chief Operating Officer

- EVP, COO, Chambers Street Properties, since '08
- Director of Operations, CBRE Advisors, '06 -'12
- Managing Director, CBRE Global Investors, '06 -'12
- VP and Senior Asset Manager, Lexington Realty Trust, '97-'05



Martin Reid, EVP
Chief Financial Officer

- EVP, CFO, Chambers Street Properties, since '12
- Trustee, Chambers Street Properties, since '05
- EVP - Development and Acquisitions, Interstate Hotels & Resorts, '10 -'12
- Managing Director, Capital Markets, Thayer Lodging Group, '98 -'06

Chambers Street™

Corporate Officers



Christopher B. Allen
Executive Vice President
Capital Markets & Finance



Nickolai S. Dolya
Executive Vice President
and Chief Marketing Officer



G. Eric Fraser
Senior Vice President
Accounting



Charles W. Hessel
Senior Vice President
Acquisitions



Hugh S. O'Beirne, Esq.
Senior Vice President
and General Counsel



Sarah P. Hinton, Esq.
Vice President
and Senior Counsel



Dennis Keyes
Vice President
Portfolio Management



Laurie Manley
Vice President
and Controller



Monali Shah
Vice President and
Director of Human
Resources



Gregory L. Vinson
Vice President
Portfolio Management &
Acquisitions



Brian D. Welcker, CPM, MCR
Vice President
Portfolio Management



Glenn Wylie
Vice President
Portfolio Management

Corporate Governance

Highlights

- Annual election of all board members – no staggered board
- 5 of 7 trustees are independent
- All trustees are CSG shareholders
- No shareholder rights plan in-place
- Opted out of Maryland anti-takeover statutes

Board of Trustees

Jack A. Cuneo	▪ Founder, President and CEO
Martin A. Reid	▪ EVP and CFO
Charles E. Black (Independent)	▪ Chairman of the Board ▪ Founder, CEO, CB Urban Development ▪ Managing Director-Public Private Partnership for Gafcon Inc.
Mark W. Brugger (Independent)	▪ Founder, CEO and Board Member, DiamondRock Hospitality Company ▪ Former VP of Project Finance, Marriott International
James L. Francis (Independent)	▪ President, CEO and Trustee, Chesapeake Lodging Trust ▪ Former President and CEO, Highland Hospitality Corporation
James M. Orphanides (Independent)	▪ Partner and President, Centurion Holdings LLC ▪ Former Chairman Emeritus and Director of First American Title Insurance Company of New York
Louis P. Salvatore (Independent)	▪ Independent Director for publicly traded closed end and open end funds managed by Brookfield Investment Management ▪ Board Member, Turner Corporation ▪ Former Northeast Region Managing Partner, Arthur Andersen LLP

Chambers Street™

Conclusion




2400

High quality net lease focused industrial and office portfolio

Diversified tenant base with strong credit profile and stable occupancy

Well-supported monthly dividend

Conservative balance sheet with growth-oriented capital structure

Experienced management team and shareholder-aligned corporate governance

Chambers Street™

2004 - 2014
10th
ANNIVERSARY

Chambers Street Properties

47 Hulfish Street, Suite 210
Princeton, NJ 08542-3706

609 683-4900

www.ChambersStreet.com